EXHIBIT  31.2

                  CERTIFICATION PURSUANT TO SECTION 302 OF THE
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                           SARBANES-OXLEY ACT OF 2002
                           --------------------------

I, Alfred Oglesby, certify that:

1. I have reviewed this annual report on Form 10-KSB of Taurus Entertainment Companies, Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of Taurus Entertainment Companies, Inc. as of, and for, the periods presented in this report;

4. Taurus Entertainment Companies, Inc.'s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for Taurus Entertainment Companies, Inc. and have:

     (a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to Taurus Entertainment Companies, Inc., including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

     (b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

     (c) Evaluated the effectiveness of Taurus Entertainment Companies, Inc.'s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

     (d) Disclosed in this report any change in Taurus Entertainment Companies, Inc.'s internal control over financial reporting that occurred during Taurus Entertainment Companies, Inc.'s most recent fiscal year that has materially affected, or is reasonably likely to materially affect, Taurus Entertainment Companies, Inc.'s internal control over financial reporting; and

5. Taurus Entertainment Companies, Inc.'s other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to Taurus Entertainment Companies, Inc.'s auditors and the audit committee of Taurus Entertainment Companies, Inc.'s board of directors (or persons performing the equivalent functions):

     (a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect Taurus Entertainment Companies, Inc.'s ability to record, process, summarize and report financial information; and

     (b) Any fraud, whether or not material, that involves management or other employees who have a significant role in Taurus Entertainment Companies, Inc.'s internal control over financial reporting.

Date:  January 14, 2004            By:  /s/  Alfred  Oglesby
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                                        Alfred  Oglesby
                                        Chief  Financial  Officer


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